EXHIBIT 10.3

Amcore Financial, Inc.
Amended and Restated Deferred Compensation Plan
Master Plan Document
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                           Effective January 10, 2002


















                               Copyright (C) 2002
            By Clark/Bardes Consulting - Compensation Resource Group,
                   A division of Clark/Bardes Consulting, Inc.
                               All Rights Reserved


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Master Plan Document
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                                TABLE OF CONTENTS
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Purpose             1


ARTICLE 1           Definitions....................................................................................1


ARTICLE 2           Selection, Enrollment, Eligibility............................................................10

           2.1      Selection by Committee........................................................................10
           2.2      Enrollment Requirements.......................................................................10
           2.3      Eligibility; Commencement of Participation....................................................10
           2.4      Termination of Participation and/or Deferrals.................................................10

ARTICLE 3           Deferral Commitments/Company Supplemental Contribution/Company Excess
                    Contribution/Supplemental Incentive Plan Amounts/Restricted Stock Amounts/Stock
                    Option Gain Amounts/Rollover Amounts/Vesting/Crediting/Taxes..................................10

           3.1      Minimum Deferrals.............................................................................10
           3.2      Maximum Deferral..............................................................................11
           3.3      Election to Defer; Effect of Election Form....................................................12
           3.4      Withholding and Crediting of Annual Deferral Amounts..........................................13
           3.5      Rollover Amount...............................................................................13
           3.6      Annual Company Contribution Amount............................................................14
           3.7      Excess Contribution Amount....................................................................14
           3.8      Annual Supplemental Incentive Plan Amount.....................................................14
           3.9      Annual Restricted Stock Amount................................................................15
           3.10     Annual Stock Option Gain Amount...............................................................15
           3.11     Vesting.......................................................................................15
           3.12     Crediting/Debiting of Account Balances........................................................16
           3.13     FICA and Other Taxes..........................................................................19

ARTICLE 4           Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal Election...................19

           4.1      Short-Term Payout.............................................................................19
           4.2      Other Benefits Take Precedence Over Short-Term................................................20
           4.3      Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.........................20
           4.4      Withdrawal Election...........................................................................20

ARTICLE 5           Rollover Benefit..............................................................................21

           5.1      Rollover Benefit..............................................................................21

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           5.2      Other Benefits Take Precedence Over Rollover Benefit..........................................21

ARTICLE 6           Restricted Stock Benefit......................................................................21

           6.1      Restricted Stock Benefit......................................................................21
           6.2      Payment of Restricted Stock Benefit...........................................................22
           6.3      Death Prior to Payment of Restricted Stock Benefit............................................22

ARTICLE 7           Retirement Benefit............................................................................22

           7.1      Retirement Benefit............................................................................22
           7.2      Payment of Retirement Benefit.................................................................22
           7.3      Death Prior to Completion of Retirement Benefit...............................................22

ARTICLE 8           Pre-Retirement Survivor Benefit...............................................................23

           8.1      Pre-Retirement Survivor Benefit...............................................................23
           8.2      Payment of Pre-Retirement Survivor Benefit....................................................23

ARTICLE 9           Termination Benefit...........................................................................23

           9.1      Termination Benefit...........................................................................23
           9.2      Payment of Termination Benefit................................................................23
           9.3      Death Prior to Completion of Termination Benefit..............................................23

ARTICLE 10          Covered Termination Benefit...................................................................24

           10.1     Covered Termination Benefit...................................................................24
           10.2     Payment of Covered Termination Benefit........................................................24
           10.3     Death Prior to Payment of Covered Termination Benefit.........................................24

ARTICLE 11          Disability Waiver and Benefit.................................................................24

           11.1     Disability Waiver.............................................................................24
           11.2     Continued Eligibility; Disability Benefit.....................................................25

ARTICLE 12          Beneficiary Designation.......................................................................25

           12.1     Beneficiary...................................................................................25
           12.2     Beneficiary Designation; Change; Spousal Consent..............................................25
           12.3     Acknowledgement...............................................................................25
           12.4     No Beneficiary Designation....................................................................26
           12.5     Doubt as to Beneficiary.......................................................................26
           12.6     Discharge of Obligations......................................................................26

ARTICLE 13          Leave of Absence..............................................................................26

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           13.1     Paid Leave of Absence.........................................................................26
           13.2     Unpaid Leave of Absence.......................................................................26

ARTICLE 14          Termination, Amendment or Modification........................................................26

           14.1     Termination...................................................................................26
           14.2     Amendment.....................................................................................27
           14.3     Plan Agreement................................................................................27
           14.4     Effect of Payment.............................................................................28

ARTICLE 15          Administration................................................................................28

           15.1     Committee Duties..............................................................................28
           15.2     Administration Upon Change In Control.........................................................28
           15.3     Agents........................................................................................28
           15.4     Binding Effect of Decisions...................................................................29
           15.5     Indemnity of Committee........................................................................29
           15.6     Employer Information..........................................................................29

ARTICLE 16          Other Benefits and Agreements.................................................................29

           16.1     Coordination with Other Benefits..............................................................29

ARTICLE 17          Claims Procedures.............................................................................29

           17.1     Presentation of Claim.........................................................................29
           17.2     Notification of Decision......................................................................29
           17.3     Review of a Denied Claim......................................................................30
           17.4     Decision on Review............................................................................30
           17.5     Legal Action..................................................................................30

ARTICLE 18          Trust.........................................................................................30

           18.1     Establishment of the Trust....................................................................30
           18.2     Interrelationship of the Plan and the Trust...................................................31
           18.3     Distributions From the Trust..................................................................31

ARTICLE 19          Miscellaneous.................................................................................31

           19.1     Status of Plan................................................................................31
           19.2     Unsecured General Creditor....................................................................31
           19.3     Employer's Liability..........................................................................31
           19.4     Nonassignability..............................................................................31
           19.5     Not a Contract of Employment..................................................................31

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           19.6     Furnishing Information........................................................................32
           19.7     Terms.........................................................................................32
           19.8     Captions......................................................................................32
           19.9     Governing Law.................................................................................32
           19.10    Notice........................................................................................32
           19.11    Successors....................................................................................32
           19.12    Spouse's Interest.............................................................................33
           19.13    Validity......................................................................................33
           19.14    Incompetent...................................................................................33
           19.15    Court Order...................................................................................33
           19.16    Distribution in the Event of Taxation.........................................................33
           19.17    Insurance.....................................................................................33
           19.18    Legal Fees To Enforce Rights After Change in Control..........................................34

APPENDIX A          Measurement Funds.............................................................................35
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Master Plan Document
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                             AMCORE FINANCIAL, INC.
                 AMENDED AND RESTATED DEFERRED COMPENSATION PLAN
                           Effective January 10, 2002

                                     Purpose
                                     -------

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Amcore Financial, Inc., a Nevada corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Amended and Restated Deferred Compensation Plan supercedes in its entirety the Amcore Financial, Inc. Restated Deferred Compensation Plan (hereinafter, the "Predecessor Plan") for any and all "participants" and "inactive participants" in the Predecessor Plan who are currently employed by any Employer as of the effective date of this Plan; provided, however, that all other "participants" and "inactive participants" in the Predecessor Plan will continue to be participants in such Predecessor Plan, and will have no rights under this Plan. Any and all balances accrued by such actively employed "participants" and "inactive participants" under the Predecessor Plan shall be subject to the terms and conditions of this Plan and shall be referred to as the "Rollover Amount."



                                    ARTICLE 1
                                   Definitions
                                   -----------

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Supplemental Contribution Account balance, (iii) the Company Excess Contribution Account balance, (iv) the Supplemental Incentive Plan Account balance, (v) the Restricted Stock Account balance, and (vi) the Stock Option Gain Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Company Excess Contribution Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.7.

1.3 "Annual Company Supplemental Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.4 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Bonus and Director Fees that a Participant defers in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section

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Master Plan Document
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         11.1), death or a Termination of Employment prior to the end of a Plan
         Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.5 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: the vested Account Balance (excluding the portion of the Participant's Account Balance that is subject to Article
         6) shall be calculated as of the close of business on or around the date on which a benefit payment hereunder is triggered due to the Participant's Retirement, Termination of Employment, Covered Termination, or the anniversary of such calculation date, as applicable. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. The first annual installment payment shall be paid no later than sixty (60) days after the date on which the first benefit payment hereunder is triggered due to the Participant's Retirement, Termination of Employment or Covered Termination, as applicable. Remaining installments shall be paid no later than sixty (60) days after each anniversary of the date on which the benefit payment was triggered. Shares of Stock that shall be distributable from the Supplemental Incentive Plan Account, Stock Option Gain Account, the Restricted Stock Account and the portion of the Participant's Account Balance allocated to the Amcore Financial, Inc. Stock Unit Fund shall be distributable in shares of actual Stock in the same manner previously described. However, the Committee may, in its sole discretion, (i) adjust the annual installments in order to distribute of whole shares of actual Stock and/or (ii) accelerate distribution of such actual shares of Stock by payment of a lump sum.

1.6 "Annual Supplemental Incentive Plan Amount" shall mean, with respect to a Participant for any one Plan Year, the shares of Supplemental Incentive Plan Stock deferred in accordance with Section 3.8 of this Plan, calculated using the average of the high and low sales price of Stock on the business day closest to the date such Supplemental Incentive Plan Stock would otherwise vest, but for the election to defer.

1.7 "Annual Restricted Stock Amount" shall mean, with respect to a Participant for any one Plan Year, the shares of Restricted Stock deferred in accordance with Section 3.9 of this Plan.

1.8 "Annual Stock Option Gain Amount" shall mean, with respect to a Participant for any one Plan Year, the portion of Qualifying Gains deferred with respect to an Eligible Stock Option exercise, in accordance with Section 3.10 of this Plan.

1.9 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, restricted stock, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for

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Master Plan Document
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         compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.10 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 12, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.11 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.12     "Board" shall mean the board of directors of the Company.

1.13 "Bonus" shall mean any compensation, in addition to Base Annual Salary, payable during the Plan Year to a Participant as an Employee under any Employer's annual bonus plan, cash incentive plan, or any other long-term or short-term incentive plan, excluding stock options, restricted stock and Supplemental Incentive Plan Stock, which the Committee, in its sole discretion, determines to be eligible for deferral under this Plan.

1.14     "Change in Control" shall be deemed to occur if:

          (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or l4(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Company securities immediately after which such person is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifteen percent (15%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

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          (b)  Individuals who, as of the date hereof, constitute the Board (the
               "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual becoming a director subsequent to the date hereof, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation l4A promulgated under the Exchange Act); or

          (c) There occurs (i) a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the ultimate parent corporation of any corporation resulting from such reorganization, merger or consolidation, or (ii) shareholder approval of a complete liquidation or dissolution of the Company, or (iii) the sale or other disposition of all or substantially all of the assets of the Company.

1.15     "Claimant" shall have the meaning set forth in Section 17.1.

1.16 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.17     "Committee" shall mean the committee described in Article 15.

1.18 "Company" shall mean Amcore Financial, Inc., a Nevada corporation, and any successor to all or substantially all of the Company's assets or business.

1.19 "Company Excess Contribution Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate "excess contributions" described in Section 3.4 of the Predecessor Plan, as well as any "company interest contributions" described in Section 3.2 of the Predecessor Plan which are specifically attributable to such excess contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual Company Excess Contribution Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company Excess Contribution Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Excess Contribution Account.

1.20 "Company Supplemental Contribution Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate "supplemental contributions" described in
         Section 3.3 of the Predecessor Plan, as well as any "company interest

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         contributions" described in Section 3.2 of the Predecessor Plan which are specifically attributable to such supplemental contributions accumulated under the Predecessor Plan, plus (ii) the sum of the Participant's Annual Company Supplemental Contribution Amounts, plus
         (iii) amounts credited or debited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company Supplemental Contribution Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Supplemental Contribution Account.

1.21 "Covered Termination" shall be defined solely for purposes of Article 10 and shall mean the termination of a Participant's employment with the Company and all other Employers within two (2) years following a Change in Control as a result of the Participant's resignation for good reason or a termination by the Participant's Employer without cause. For purposes of this definition, the phrase "resignation for good reason" shall mean a Participant's resignation following (i) a diminution in the Participant's status, title, position or responsibilities, or an assignment to the Participant of duties inconsistent with the Participant's status, title or position, for reasons other than for cause or (ii) a material reduction in the Participant's aggregate annualized compensation rate solely as a result of a change adopted unilaterally by the Company or Employer. For purposes of this definition, the phrase "termination without cause" shall mean an involuntary termination of the Participant's employment by Participant's Employer other than by reason of the Participant's (i) willful and continued failure to perform the duties of his position after receiving notice of such failure and being given reasonable opportunity to cure such failure; (ii) willful misconduct which is demonstrably and materially injurious to the Employer; (iii) conviction of a felony; or (iv) material breach of applicable federal or state securities laws, regulations or licensing requirements or the applicable rules or regulations of any self-regulatory body. No act or failure to act on the part of a Participant shall be considered "willful" unless it is done or omitted to be done in bad faith or without reasonable belief that the action or omission was in the best interest of the Employer. No termination shall be considered a termination for cause, for purposes of this definition, unless it is effected by a written notice to the Participant stating in detail the grounds constituting cause.

1.22     "Covered Termination Benefit" shall mean the benefit set forth in
         Article 10.

1.23 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.12 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest

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         possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.24 "Deferral Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate "deferred compensation" described in Section 3.1 of the Predecessor Plan, as well as any "company interest contributions" described in
         Section 3.2 of the Predecessor Plan which are specifically attributable to such compensation deferrals accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual Deferral Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.25 "Director" shall mean any member of the board of directors of any Employer.

1.26 "Director Fees" shall mean the annual fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.27 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.28     "Disability Benefit" shall mean the benefit set forth in Article 11.

1.29 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.30 "Eligible Stock Option" shall mean one or more non-qualified stock option(s) selected by the Committee in its sole discretion and exercisable under a plan or arrangement of any Employer permitting a Participant under this Plan to defer gain with respect to such option.

1.31     "Employee" shall mean a person who is an employee of any Employer.

1.32 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.33 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.34 "First Plan Year" shall mean the period beginning January 10, 2002 and ending December 31, 2002.

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1.35     "401(k) Plan" shall be that certain Amcore Financial Security Plan adopted by the Company, as amended from time to time.

1.36 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan,
         (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.37 "Plan" shall mean the Company's Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.38 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant. Other than as provided for in the previous sentence, if there is any conflict between the terms of a Participant's Plan Agreement and this Plan document, the Plan document shall be controlling with respect to such Participant.

1.39 "Plan Year" shall, except for the First Plan Year, mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.40     "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
         Article 8.

1.41 "Qualifying Gain" shall mean the incremental value inuring to a Participant upon the exercise of an Eligible Stock Option, using a Stock-for-Stock payment method, during any Plan Year. Such incremental value shall be deliverable to the Participant in the form of additional shares of Stock and shall be computed as follows: (i) the total fair market value of the shares of Stock held/acquired as a result of the exercise of an Eligible Stock Option using a Stock-for-Stock payment method, minus (ii) the total exercise price. For example, assume a Participant elects to exercise an Eligible Stock Option to purchase 1,000 shares of Stock at an exercise price of $20 per share (i.e., a total exercise price of $20,000), when the Stock has a current fair market value of $25 per share (i.e., a total current fair market value of $25,000) and elects to defer one hundred (100) percent of the Qualifying Gain (i.e., $5,000). Using the Stock-for-Stock payment method, the Participant would deliver 800 shares of Stock (worth $20,000 at exercise) to exercise the Eligible Stock Option and would receive, in return, 800 shares of Stock (worth $20,000 at exercise) plus a Qualifying Gain, in the form of an unfunded and unsecured promise by the

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         Company for 200 additional shares of Stock in the future (worth $5,000 at exercise). The number of additional shares of Stock deliverable to the Participant in the future as a result of the Qualifying Gain shall be fixed and determined as of the date of the exercise of the Eligible Stock Option using the average of the high and low sales price of the Stock on the business day closest to the date of such exercise.

1.42 "Restricted Stock" shall mean unvested shares of restricted stock awarded to the Participant under any Amcore Financial, Inc. stock incentive plan and designated by the Committee, in its sole discretion, for deferral under this Plan.

1.43 "Restricted Stock Account" shall mean the aggregate value, measured on any given date, of (i) the number of shares of Restricted Stock deferred by a Participant as a result of all Annual Restricted Stock Amounts, plus (ii) the number of additional shares credited as a result of deemed reinvestment of dividends in accordance with all the applicable crediting provisions of the Amcore Financial, Inc. Stock Unit Fund that relate to the Participant's Restricted Stock Account, less (iii) the number of shares previously distributed to the Participant or his or her Beneficiary from the Participant's Restricted Stock Account pursuant to this Plan, subject in each case to any adjustments to the number of such shares determined by the Committee with respect to the Amcore Financial, Inc. Stock Unit Fund pursuant to
         Section 3.12(e). This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.44     "Restricted Stock Benefit" shall mean the benefit set forth in Article
         6.

1.45 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with ten (10) Years of Service; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with ten (10) Years of Service. If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, at least three years prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

1.46     "Retirement Benefit" shall mean the benefit set forth in Article 7.

1.47     "Rollover Amount" means the amount determined in accordance with
         Section 3.5.

1.48     "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.49 "Stock" shall mean Amcore Financial, Inc. common stock, $0.22 par value, or any other equity securities of the Company designated by the Committee.

1.50 "Stock Option Gain Account" shall mean the aggregate value, measured on any give date, of (i) the number of shares of Stock deferred by a Participant as a result of all Annual Stock Option Gain Amounts, plus
         (ii) the number of additional shares credited as a result of deemed

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         reinvestment of dividends in accordance with all the applicable crediting provisions of the Amcore Financial, Inc. Stock Unit Fund that relate to the Participant's Stock Option Gain Account, less (iii) the number of such shares previously distributed to the Participant or his Beneficiary from the Participant's Stock Option Gain Account pursuant to this Plan, subject in each case to any adjustments to the number of such shares determined by the Committee with respect to the Amcore Financial, Inc. Stock Unit Fund pursuant to Section 3.12(e). This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.51 "Supplemental Incentive Plan Account" shall mean the aggregate value, measured on any given date, of (i) the number of shares of Stock deferred by a Participant as a result of all Annual Supplemental Incentive Plan Amounts, plus (ii) the number of additional shares credited as a result of deemed reinvestment of dividends in accordance with all the applicable crediting provisions of the Amcore Financial, Inc. Stock Unit Fund that relate to the Participant's Supplemental Incentive Plan Account, less (iii) the number of shares of Supplemental Incentive Plan Stock previously distributed to the Participant or his or her Beneficiary from the Participant's Supplemental Incentive Plan Account pursuant to this Plan, subject in each case to any adjustments to the number of such shares determined by the Committee with respect to the Amcore Financial, Inc. Stock Unit Fund pursuant to Section 3.12(e). This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.52 "Supplemental Incentive Plan Stock" shall mean unvested shares of Stock awarded to the Participant under the Amcore Financial, Inc. Supplemental Incentive Plan and designated by the Committee, in its sole discretion, for deferral under this Plan.

1.53     "Termination Benefit" shall mean the benefit set forth in Article 9.

1.54 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, at least three years before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.55 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of ________, 2002 between the Company and the trustee named therein, as amended from time to time.

1.56 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

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1.57     "Years of Service" shall mean the total number of full years in which a
         Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.


                                    ARTICLE 2
                       Selection, Enrollment, Eligibility
                       ----------------------------------

2.1 Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated Employees and Directors of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2 Enrollment Requirements. As a condition to participation, each selected Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an Employee or Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) distribute the Participant's vested Account Balance as a Termination Benefit on a date deemed appropriate by the Committee in its sole discretion, restrict such Participant's ability to reallocate his or her Account Balance among the various Measurement Funds as deemed appropriate by the Committee in its sole discretion, and terminate the Participant's participation in the Plan.


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Master Plan Document
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                                    ARTICLE 3
      Deferral Commitments/Company Supplemental Contribution/Company Excess Contribution/Supplemental Incentive Plan Amounts/Restricted Stock Amounts
      /Stock Option Gain Amounts/Rollover Amounts/Vesting/Crediting/Taxes
      -------------------------------------------------------------------

3.1      Minimum Deferrals.

     (a) Annual Deferral Amount. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, an aggregate minimum of $1,500 of Base Annual Salary, Bonus and/or Director Fees. If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

     (b) Supplemental Incentive Plan Amount. For each grant of Supplemental Incentive Plan Stock, a Participant may elect to defer, as his or her Annual Supplemental Incentive Plan Amount, Supplemental Incentive Plan Stock in the following minimum amount:

          ----------------------------------------------------------------
          Deferral                              Minimum Percentage
          ----------------------------------------------------------------
          Supplemental Incentive Plan Stock             0%
          ----------------------------------------------------------------

          If no election is made, the amount deferred shall be zero.

     (c) Annual Restricted Stock Amount. For each grant of Restricted Stock, a Participant may elect to defer, as his or her Annual Restricted Stock Amount, Restricted Stock in the following minimum amount:

          ----------------------------------------------------------------
          Deferral                              Minimum Percentage
          ----------------------------------------------------------------
          Restricted Stock                              0%
          ----------------------------------------------------------------

          If no election is made, the amount deferred shall be zero.

     (d) Annual Stock Option Gain Amount. For each Eligible Stock Option, a Participant may elect to defer, as his or her Annual Stock Option Gain Amount, the following minimum percentage of Qualifying Gain with respect to exercise of the Eligible Stock Option:

          ----------------------------------------------------------------
          Deferral                              Minimum Percentage
          ----------------------------------------------------------------
          Qualifying Gain                               0%
          ----------------------------------------------------------------

          If no election is made, the amount deferred shall be zero.

     (e) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

3.2      Maximum Deferral.

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Master Plan Document
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     (a)  Base Annual Salary, Bonus and Director Fees. For each Plan Year, a
          Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Bonus and/or Director Fees up to the following maximum percentages for each deferral elected:

          ----------------------------------------------------------------
          Deferral                             Maximum Amount
          ----------------------------------------------------------------
          Base Annual Salary                         90%
          ----------------------------------------------------------------
          Bonus                                     100%
          ----------------------------------------------------------------
          Director Fees                             100%
          ----------------------------------------------------------------

     (b) Annual Supplemental Incentive Plan Amount. For each Plan Year, a Participant who is an Employee may elect to defer, as his or her Annual Supplemental Incentive Plan Amount, Supplemental Incentive Plan Stock in the following maximum percentage:

          ----------------------------------------------------------------
          Deferral                              Maximum Percentage
          ----------------------------------------------------------------
          Supplemental Incentive Plan Stock          100%
          ----------------------------------------------------------------

     (c) Annual Restricted Stock Amount. For each Plan Year, a Participant who is an Employee may elect to defer, as his or her Annual Restricted Stock Amount, Restricted Stock in the following maximum percentage:

          ----------------------------------------------------------------
          Deferral                              Maximum Percentage
          ----------------------------------------------------------------
          Restricted Stock                            100%
          ----------------------------------------------------------------

     (d) Annual Stock Option Gain Amount. For each Eligible Stock Option, a Participant may elect to defer, as his or her Annual Stock Option Gain Amount, Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock Option:

          ----------------------------------------------------------------
          Deferral                              Maximum Percentage
          ----------------------------------------------------------------
          Qualifying Gain                             100%
          ----------------------------------------------------------------

          Annual Stock Option Gain Amounts may be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

     (e) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Annual Salary shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Bonus and Director Fees shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

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Master Plan Document
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3.3      Election to Defer; Effect of Election Form.

     (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

     (b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

     (c) Supplemental Incentive Plan Stock Deferral. For an election to defer Supplemental Incentive Plan Stock to be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant with respect to such Supplemental Incentive Plan Stock; and (ii) such Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date such Supplemental Incentive Plan Stock vests under the terms of the Amcore Financial, Inc. Supplemental Incentive Plan.

     (d) Stock Option Deferral. For an election to defer gain upon an Eligible Stock Option exercise to be valid: (i) a separate Election Form must be completed and signed by the Participant with respect to the Eligible Stock Option; (ii) the Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date the Participant elects to exercise the Eligible Stock Option; (iii) the Eligible Stock Option must be exercised using an actual Stock-for-Stock payment method; and (iv) the Stock actually or constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery.

     (e) Restricted Stock Deferral. For an election to defer Restricted Stock to be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant, with respect to such Restricted Stock; and (ii) such Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date such Restricted Stock vests.

3.4 Withholding and Crediting of Annual Deferral Amounts. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Bonus and/or Director Fees portion of the

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         Annual Deferral Amount shall be withheld at the time the Bonus or
         Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts shall be credited to a Participant's Deferral Account as soon as administratively feasible following the date on in which such amounts would otherwise have been paid to the Participant.

3.5 Rollover Amount. With respect to Participants who participated in the Predecessor Plan and who are active Employees as of the effective date of this Plan, an amount equal to their "Account" as set forth in such Predecessor Plan, valued as of February 1, 2002, shall be the Rollover Amount. The Rollover Amount shall be comprised of elective deferrals, company interest contributions, supplemental contributions and excess contributions accumulated under the Predecessor Plan pursuant to Sections 3.1, 3.2, 3.3 and 3.4 of the Predecessor Plan, and shall retain their character as elective deferrals, company interest contributions, supplemental contributions and excess contributions under this Plan. Such Rollover Amount shall be credited to the Participant's Deferral Account, Company Supplemental Contribution Account and Company Excess Contribution Account as applicable, under this Plan on the effective date of this Plan and shall be subject to the terms and conditions of this Plan. Any Participant with a Rollover Amount shall have no right to demand distribution of such amounts other than as specifically provided for herein.

3.6      Annual Company Supplemental Contribution Amount.

     (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Supplemental Contribution Account in accordance with employment or other agreements entered into between the Participant and the Employer. Such amounts shall be credited on the date or dates prescribed by such agreements.

     (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Supplemental Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Supplemental Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Supplemental Contribution Amount for that Plan Year. The Annual Company Supplemental Contribution Amount described in this Section 3.6(b), if any, shall be credited to the Participant's Company Supplemental Contribution Account on a date or dates to be determined by the Committee in its sole discretion.

3.7 Company Excess Contribution Amount. For each Plan Year during which a Participant (i) has compensation in excess of the limitations set forth in Section 401(a)(17) of the Code and (ii) participates in an Employer's 401(k) Plan, the Employer in its sole discretion may, but is not required to, credit such Participant's Company Excess Contribution Account under this Plan with an amount equal to the sum of all Employee and Employer matching contributions that were precluded from being contributed to the 401(k) Plan on behalf of such Participant during the Plan Year due to 401(a)(17) limitations. The amount so credited to a Participant under this Plan shall

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Master Plan Document
--------------------------------------------------------------------------------

         be for that Participant the Company Excess Contribution Amount for that Plan Year and shall be credited to the Participant's Company Excess Contribution Account on a date or dates to be determined by the Committee in its sole discretion. A Participant's Company Excess Contribution Amount may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Excess Contribution Amount for that Plan Year.

3.8 Annual Supplemental Incentive Plan Amount. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, Supplemental Incentive Plan Stock, which amount shall be for that Participant the Annual Supplemental Incentive Plan Amount for that Plan Year. The portion of any Supplemental Incentive Plan Stock deferred shall be reflected on the books of the Company on a date to be determined by the Committee, in its sole discretion, as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future. Such shares of Stock would otherwise have been delivered to the Participant, pursuant to the terms of the Amcore Financial, Inc. Supplemental Incentive Plan, but for the Participant's election to defer.

3.9 Annual Restricted Stock Amount. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, Restricted Stock, which amount shall be for that Participant the Annual Restricted Stock Amount for that Plan Year; provided, however, that the Annual Restricted Stock Amount for the 2002 Plan Year shall automatically include a mandatory deferral of all Restricted Stock granted to the Participant during the 2000 and 2001 calendar year. The portion of any Restricted Stock deferred shall be reflected on the books of the Company on a date to be determined by the Committee, in its sole discretion, as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future.

3.10 Annual Stock Option Gain Amount. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, all or some portion of Qualifying Gains attributable to an Eligible Stock Option exercise, which amount shall be for that Participant the Annual Stock Option Gain Amount for that Plan Year. The portion of any Qualifying Gains shall be reflected on the books of the Company as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future. Such shares of Stock would otherwise have been delivered to the Participant, pursuant to the Eligible Stock Option exercise, but for the Participant's election to defer.

3.11     Vesting.

     (a) A Participant shall at all times be 100% vested in his or her Deferral Account, Supplemental Incentive Plan Account and Stock Option Gain Account.

     (b) A Participant shall be vested in each grant of Restricted Stock individually deferred into his or her Restricted Stock Account in accordance with (i) the terms of the Amcore Financial, Inc. stock incentive plan, or (ii) if not addressed in the stock incentive plan, the vesting schedule declared by the Committee, in its sole discretion, and set forth in his or her Restricted Stock Election Form.

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     (c)  A Participant shall be vested in his or her Company Excess
          Contribution Account only to the extent that the Participant would be vested in such amounts under the provisions of the 401(k) Plan.

     (d) A Participant shall be vested in his or her Company Supplemental Contribution Account in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement or any other agreement entered into between the Participant and his or her Employer. If not addressed in such agreements, a Participant shall vest in his or her Company Supplemental Contribution Account in accordance with the schedule declared by the Committee, in its sole discretion.

     (e) Notwithstanding anything to the contrary contained in this Section 3.11, in the event of a Change in Control or the Participant's Retirement, death while employed by an Employer or in the service of an Employer as a Director, or Disability, a Participant's Company Supplemental Contribution Account and Company Excess Contribution Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     (f) Notwithstanding subsection 3.11(e) above, the vesting schedule for a Participant's Company Supplemental Contribution Account and Company Excess Contribution Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Supplemental Contribution Account and/or Company Excess Contribution Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

     (g) Section 3.11(f) shall not prevent the acceleration of the vesting schedule applicable to a Participant's Supplemental Contribution Account and/or Company Excess Contribution Account if such Participant is entitled to a "gross-up" payment, to eliminate the effect of the Code section 4999 excise tax, pursuant to a Transitional Compensation Agreement or other agreement entered into between such Participant and the Employer.

3.12 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) Measurement Funds. Subject to the restrictions found in Sections 2.4 and 3.12(e), the Participant may elect one or more of the measurement funds listed at Appendix A (the

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          "Measurement Funds"), based on certain mutual funds, for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

     (b) Election of Measurement Funds. Subject to the restrictions found in Sections 2.4 and 3.12(e), a Participant, in connection with his or her initial deferral election in accordance with Section (e)(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.12(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance shall automatically be allocated into (i) the Measurement Fund which is based on a money market fund, or (ii) its closest equivalent, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Sections 2.4 and 3.12(e), the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

     (c) Proportionate Allocation. In making any election described in Section 3.12(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (d) Crediting or Debiting Method. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, such performance being determined by the Committee in its sole discretion.

     (e)  Amcore Financial, Inc. Stock Unit Fund.

          (i) A Participant's Supplemental Incentive Plan Account, Restricted Stock Account and Stock Option Gain Account shall be automatically allocated to the Amcore Financial, Inc. Stock Unit Fund as the Measurement Fund. Participants may not select any other Measurement Fund to be used to determine the amounts to be credited or debited to their Supplemental Incentive Plan Account, Restricted

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               Stock Account or Stock Option Gain Account. Furthermore, no other portion of the Participant's Account Balance can be either initially allocated or re-allocated to the Amcore Financial, Inc. Stock Unit Fund.

          (ii) Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant's Account Balance shall be credited to the Participant's Account Balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the Amcore Financial, Inc. Stock Unit Fund until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Account Balance as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the fair market value of the dividend, divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

          (iii) The number of shares of Stock credited to the Participant's Account Balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of Participants' rights with respect to the portion of his or her Account Balance allocated to the Amcore Financial, Inc. Stock Unit Fund, in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under Section 3.12(e)(ii) above in connection with such transaction or event.

          (iv) For purposes of this Section 3.12(e), "fair market value" shall mean for any day the average of the high and low sales price or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices, in either case as reported on the principal national securities exchange on which the Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq Stock Market's National Market, or if the Stock is not quoted on such National Market System, the average of the high and low prices on each such day in the over-the-counter market as reported by Nasdaq or, if high and low prices for the Stock on each such day shall not have been reported through Nasdaq, the average of the high and low prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Stock selected for such purpose by the Committee, or, if the Stock is not publicly traded, the fair market value of the Stock as determined in good faith by the Committee.

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     (f)  Fixed Rate Measurement Fund. Subject to the restrictions found in
          Sections 2.4 and 3.12(e), Participants may allocate or re-allocate any portion of their Account Balance to the Fixed Rate Measurement Fund, at any time. The rate of interest that shall be credited to the Fixed Rate Measurement Fund for a given Plan Year shall be determined by the Committee, in its sole discretion, prior to the beginning of such Plan Year. The rate of interest credited on amounts allocated to the Fixed Rate Measurement Fund shall be credited and compounded on a daily basis to a Participant's Account Balance.

     (g) No Actual Investment. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed ----- --- in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.13     FICA and Other Taxes.

     (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary and Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.13.

     (b) Restricted Stock Account, Company Excess Contribution Account and Company Supplemental Contribution Account. When a participant becomes vested in a portion of his or her Restricted Stock Account, Company Excess Contribution Account or Company Supplemental Contribution Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Restricted Stock Account, Company Excess Contribution Account or Company Supplemental Contribution Amount, as applicable, in order to comply with this
          Section 3.13.

     (c) Annual Supplemental Incentive Plan Amounts and Annual Stock Option Gain Amounts. For each Plan Year in which an Annual Supplemental Incentive Plan Amount or Annual Stock Option Gain Amount is being first withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base

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          Annual Salary, Bonus, Supplemental Incentive Plan Stock, Qualifying
          Gains and Restricted Stock that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Stock Option Gain Amount or Annual Supplemental Incentive Plan Amount. If necessary, the Committee may reduce the Annual Stock Option Gain Amount or Annual Supplemental Incentive Plan Amount in order to comply with this Section 3.13.

     (d) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.


                                    ARTICLE 4
             Short-Term Payout; Unforeseeable Financial Emergencies;
             -------------------------------------------------------
                               Withdrawal Election
                               -------------------

4.1 Short-Term Payout. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to all or a portion of such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Short-Term Payout plus amounts credited or debited in the manner provided in Section 3.12 above on that amount, determined at the time that the Short-Term Payout becomes payable. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a five year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2003, the three year Short-Term Payout would become payable during a sixty (60) day period commencing January 1, 2007. With respect to each Short-Term Payout, the Participant may change his or her election one time only to an allowable alternative payout date by submitting a new Election Form to the Committee, provided that (i) any such Election Form is submitted at least thirteen (13) months prior to the Participant's original distribution date, (ii) the new distribution date being selected is later than the original distribution date, and (iii) the Election Form is accepted by the Committee, in its sole discretion, at least thirteen
         (13) months prior to the Participant's original distribution date.

4.2 Other Benefits Take Precedence Over Short-Term. Should an event occur that triggers a benefit under Article 7, 8, 9, 10 or 11, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

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4.3      Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.
         If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's vested Account Balance, excluding the portion of the Account Balance allocated to the Amcore Financial, Inc. Stock Unit Fund, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within sixty (60) days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 Withdrawal Election. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her vested Account Balance, excluding the portion of the Account Balance allocate to the Amcore Financial, Inc. Stock Unit Fund. Furthermore, a Participant may elect, at any time, to withdraw a portion of his or her vested Account Balance, excluding the portion of the Account Balance allocated to the Amcore Financial, Inc. Stock Unit Fund, provided such portion is equal to or greater than $25,000. In all events, the Participant's vested Account Balance shall be calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.


                                    ARTICLE 5
                                Rollover Benefit
                                ----------------

5.1 Rollover Benefit. Upon commencement of participation in this Plan, a Participant with a Rollover Amount who was not considered to be an "inactive participant" under the Predecessor Plan shall irrevocably elect, on an Election Form, the manner in which his or her Rollover Amount shall be distributed along with any amounts credited or debited on such amount pursuant to Section 3.12 above. Accordingly, such Participant may irrevocably elect to have his or her Rollover Amount, plus amounts credited or debited on such amount, distributed (i) along with the rest of his or her vested Account Balance pursuant to the provisions of this Plan, or (ii) along with the rest of his or her vested Account Balance pursuant to the provisions of this Plan, except

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         that any "Education Accounts" and "Fixed Period Accounts" rolled over from the Predecessor Plan shall be distributed in the manner previously elected by the Participant under the Predecessor Plan, or (iii) in a lump sum on an earlier date which is at least thirteen (13) months from the effective date of this Plan (i.e., March 1, 2003), as specified by the Participant in such irrevocable election. If a Participant does not submit an Election Form to the Committee by the deadline selected by the Committee, his or her Rollover Amount, plus amounts credited or debited on such amount, shall be distributed along with the rest of his or her vested Account Balance pursuant to the provisions of this Plan.

5.2 Other Benefits Take Precedence Over Rollover Benefit. Should an event occur that triggers a benefit under Article 7, 8, 9, 10 or 11, any Rollover Amount, plus amounts credited or debited thereon, that is subject to distribution under Section 5.1 shall not be paid in accordance with Section 5.1 but shall be paid in accordance with the other applicable Article.


                                    ARTICLE 6
                            Restricted Stock Benefit
                            ------------------------

6.1 Restricted Stock Benefit. Subject to the Deduction Limitation, a Participant who is required to defer Restricted Stock granted during the 2000 and 2001 calendar years pursuant to Section 3.9 shall receive, as a Restricted Stock Benefit, that portion of his or her Restricted Stock Account comprised of such mandatory deferrals of Restricted Stock.

6.2 Payment of Restricted Stock Benefit. In connection with his or her commencement of participation in the Plan, a Participant shall irrevocably elect on an Election Form to receive the Restricted Stock Benefit (i) on January 1st of the Plan Year designated by the participant, which must be January 1, 2008 or later, or (ii) upon the Participant's Termination of Employment or Retirement. Despite the foregoing, if (y) a Participant Retires or experiences a Termination of Employment prior to January 1, 2008, such Participant shall automatically receive his or her Restricted Stock Benefit on January 1, 2008, and (z) if the Participant Retires or experiences a Termination of Employment after January 1, 2008 but before the distribution date designated by the Participant in accordance with the previous sentence, the Participant will automatically receive his or her Restricted Stock Benefit upon his or her Retirement or Termination of Employment. The Restricted Stock Benefit shall be paid in lump sum payment within sixty
         (60) days of the date the Participant becomes entitled to payment of the Restricted Stock Benefit in accordance with this Section 6.2. Any payment made shall be subject to the Deduction Limitation.

6.3 Death Prior to Payment of Restricted Stock Benefit. If a Participant dies prior to the date on which the Participant becomes entitled to payment of his or her Restricted Stock Benefit in accordance with
         Section 6.2 above, the Participant's Beneficiary shall receive the Participant's Restricted Stock Benefit in a lump sum payment no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


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                                    ARTICLE 7
                               Retirement Benefit
                               ------------------

7.1 Retirement Benefit. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6.

7.2 Payment of Retirement Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 15 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted to and accepted by the Committee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, or if the Participant's Account Balance on the date of the Participant's Retirement is less than $50,000, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

7.3 Death Prior to Completion of Retirement Benefit. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's Beneficiary shall receive a lump sum payment that is equal to the Participant's unpaid remaining vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6, no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 8
                         Pre-Retirement Survivor Benefit
                         -------------------------------

8.1 Pre-Retirement Survivor Benefit. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to
         Article 6, if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

8.2 Payment of Pre-Retirement Survivor Benefit. The Pre-Retirement Survivor Benefit shall be paid to the Participant's Beneficiary in a lump sum payment no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


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                                    ARTICLE 9
                               Termination Benefit
                               -------------------

9.1 Termination Benefit. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6, if a Participant experiences a Termination of Employment other than a Covered Termination prior to his or her Retirement, death or Disability.

9.2 Payment of Termination Benefit. If the Participant's vested Account Balance at the time of his or her Termination of Employment is less than $50,000, payment of his or her Termination Benefit shall be paid in a lump sum. If his or her vested Account Balance at such time is equal to or greater than $50,000, the Committee, in its sole discretion, may cause the Termination Benefit to be paid in a lump sum or pursuant to an Annual Installment Method of 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

9.3 Death Prior to Completion of Termination Benefit. If a Participant dies after his or her Termination of Employment but before the Termination Benefit is paid in full, the Participant's Beneficiary shall receive a lump sum payment that is equal to the Participant's unpaid remaining vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6, no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 10
                           Covered Termination Benefit
                           ---------------------------

10.1 Covered Termination Benefit. Subject to the Deduction Limitation, the Participant will receive a Covered Termination Benefit, which shall be equal to the Participant's vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6, if a Covered Termination occurs prior to the Participant's Termination of Employment, Retirement, death or Disability.

10.2 Payment of Covered Termination Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall irrevocably elect on an Election Form whether to receive his or her Covered Termination Benefit in a lump sum or pursuant to an Annual Installment Method for five (5) years. If a Participant does not make any election with respect to the payment of the Covered Termination Benefit, then such Participant's vested Account Balance shall be paid to the Participant in a lump sum. The lump sum payment shall be made, or installments shall commence, no later than sixty (60) days after the Participant's Covered Termination.

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10.3     Death Prior to Payment of Covered Termination Benefit. If a Participant
         dies after his or her Covered Termination but before the Covered Termination Benefit is paid in full, the Participant's Beneficiary shall receive the Participant's Covered Termination Benefit in a lump sum payment no later than sixty (60) days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 11
                          Disability Waiver and Benefit
                          -----------------------------

11.1     Disability Waiver.

     (a) Waiver of Deferral. A Participant who is determined by the Committee to be suffering from a Disability shall be (i) excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Bonus and/or Director Fees for the Plan Year during which the Participant first suffers a Disability and (ii) excused from fulfilling any existing unvested Supplemental Incentive Plan Stock, unvested Restricted Stock or unexercised Eligible Stock Option commitments. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

     (b) Return to Work. If a Participant returns to employment, or service as a Director, with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount, Annual Supplemental Incentive Amount, Annual Stock Option Gain Amount and Annual Restricted Stock Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section (e) above.

11.2 Continued Eligibility; Disability Benefit. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6, 7, 8, 9 or 10 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, deem the Participant to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her vested Account Balance, excluding the portion of the Participant's Account Balance that is subject to Article 6, at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 7. The Disability Benefit shall be paid in a lump sum within sixty (60)

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         days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                   ARTICLE 12
                             Beneficiary Designation
                             -----------------------

12.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

12.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary and if the Committee requires that a spousal consent be obtained with respect to such Participant, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

12.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

12.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 12.1, 12.2 and 12.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

12.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

12.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


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                                   ARTICLE 13
                                Leave of Absence
                                ----------------

13.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount, Annual Supplemental Incentive Plan Amount, Annual Stock Option Gain Amount and Annual Restricted Stock Amount shall continue to be withheld during such paid leave of absence in accordance with Section (e).

13.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                   ARTICLE 14
                     Termination, Amendment or Modification
                     --------------------------------------

14.1 Termination. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its board of directors. Moreover, upon a Change in Control, the Plan shall automatically be terminated with respect to all Participants. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their vested Account Balances, determined (i) as if they had experienced a Termination of Employment on the date of Plan termination; or (ii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum; or (iii) after a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall

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         have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years
         (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

14.2 Amendment. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section
         14.2 or Section 15.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

14.3 Plan Agreement. Despite the provisions of Sections 14.1 and 14.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

14.4 Effect of Payment. The full payment of the applicable benefit under Articles 4, 5, 6, 7, 8, 9, 10 or 11 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 15
                                 Administration
                                 --------------

15.1 Committee Duties. Except as otherwise provided in this Article 15, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

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15.2     Administration Upon Change In Control. For purposes of this Plan, the
         Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must:
         (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

15.3 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

15.4 Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

15.5 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

15.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination

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         of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 16
                          Other Benefits and Agreements
                          -----------------------------

16.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 17
                                Claims Procedures
                                -----------------

17.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

17.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

          (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv) an explanation of the claim review procedure set forth in
                    Section 17.3 below.

17.3 Review of a Denied Claim. Within sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized

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         representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than thirty (30) days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

          (a)  may review pertinent documents;

          (b)  may submit written comments or other documents; and/or

          (c) may request a hearing, which the Committee, in its sole discretion, may grant.

17.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (c)  such other matters as the Committee deems relevant.

17.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 17 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 18
                                      Trust
                                      -----

18.1 Establishment of the Trust. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan.

18.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

18.3 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.


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                                   ARTICLE 19
                                  Miscellaneous
                                  -------------

19.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

19.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

19.3 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

19.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

19.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

19.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

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19.7     Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

19.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

19.9 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Illinois without regard to its conflicts of laws principles.

19.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                James S. Waddell
                -------------------------------------------------------
                Executive Vice President & Chief Administrative Officer
                -------------------------------------------------------
                Amcore Financial, Inc.
                -------------------------------------------------------
                501 Seventh Street
                -------------------------------------------------------
                P.O. Box 1537
                -------------------------------------------------------
                Rockford, Illinois  61104
                -------------------------------------------------------

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

19.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

19.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

19.13 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

19.14 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or

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         guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

19.15 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

19.16    Distribution in the Event of Taxation.

          (a) In General. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

          (b) Trust. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

19.17 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

19.18 Legal Fees To Enforce Rights After Change in Control. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the

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         Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of __________, 2001.


                                 "Company"
                                 Amcore Financial, Inc., a Nevada corporation



                                 By: __________________________________
                                 Title: _______________________________





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                                   APPENDIX A
                                Measurement Funds


PIMCO Innovation Fund

Vintage Government Assets Fund

Vintage Bond Fund

Vintage Equity Fund

Gabelli Westwood Equity Fund

American Funds Growth Fund

PBGH Midcap Value Fund

Aetna Small Company Fund

RS Diversified Growth Fund

Putnam International Growth Fund

Amcore Fixed Rate Measurement Fund

Amcore Financial, Inc. Stock Unit Fund (available only for deferrals of Supplemental Incentive Plan Stock, Restricted Stock and Qualifying Gains with respect to the exercise of Eligible Stock Options)




                                      -36-